Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of January 10, 2012 (this “Agreement”), to the Credit Agreement, dated as of January 19, 2011 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICAN ASSETS TRUST, L.P., a Maryland limited partnership (the “Borrower”), AMERICAN ASSETS TRUST, INC. a Maryland corporation (“REIT”), the lenders from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) and BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer thereunder. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and the Lenders propose to amend various provisions of the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement:

1.1 New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Carmel Mountain Plaza” means an approximately 520,000 square foot regional shopping center situated on Carmel Mountain Road immediately east of Interstate 15, in San Diego, California.

“Second Amendment” means the Second Amendment to this Credit Agreement, dated as of January 10, 2012, among Borrower, the REIT, the Guarantors, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders.

“Second Amendment Effective Date” has the meaning set forth in Section 2 of the Second Amendment.

1.2 Definition of Applicable Fee Rate. The definition of “Applicable Fee Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Fee Rate” means, with respect to any calendar quarter (or portion thereof, as applicable), the Applicable Fee Rate shall be determined as set forth in the pricing grid below based upon the Average Daily Line Usage for such calendar quarter (or portion thereof).

Applicable Fee Rate
Pricing Level	Average Daily Line Usage	Unused Fee
1	< 50%	0.35%
2	≥ 50%	0.25%

1.3 Definition of Applicable Percentage. The last sentence of the definition of “Applicable Percentage” contained in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

The Applicable Percentage of each Lender immediately after giving effect to the Second Amendment is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

1.4 Definition of Applicable Rate. The definition of “Applicable Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, (i) from the Second Amendment Effective Date to the date on which the Administrative Agent and the Lenders receive a Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter of the REIT ending December 31, 2011, 0.60% per annum for Base Rate Loans and 1.60% per annum for Eurodollar Rate Loans and Letter of Credit Fees and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent and the Lenders pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate (Letters of Credit)	Base Rate
1	≥ 55%	2.20%	1.20%
2	≥ 50% but < 55%	1.90%	0.90%
3	≥ 45% but < 50%	1.70%	0.70%
4	< 45%	1.60%	0.60%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

1.5 Definition of Borrowing Base. The definition of “Borrowing Base” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowing Base” means, at any time, an amount equal to the lesser of (a) the Capitalized Amount at such time and (b) the Mortgageability Amount at such time; provided, that (i) not more than 20% of the Borrowing Base at any time may be in respect of Eligible Portfolio Properties that are not office, retail or multi-family properties (and, for purposes of determining compliance with such 20% limitation, if a property is considered “multi-use”, the Borrower shall be permitted to include the Portfolio Property Net Operating Income which is attributable to such Eligible Portfolio Property’s office, retail or multi-family component), with any excess over the foregoing limit being excluded from the Borrowing Base and (ii) no single Eligible Portfolio Property, other than Carmel Mountain Plaza, may account for more than 20% of the Borrowing Base at any time, with any excess over the foregoing limit being excluded from the Borrowing Base.

1.6 Definition of Initial Revolver Maturity Date. The definition of “Initial Revolver Maturity Date” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Initial Revolver Maturity Date” means January 11, 2016.

1.7 Section 2.14(b)(iii). Section 2.14(b)(iii) of the Credit Agreement is hereby amended by replacing the reference to “0.35%” contained therein with “0.15%.”

1.8 Section 7.03(e). Clause (e) of Section 7.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) Investments in respect of costs to construct Portfolio Properties under development so long as, after giving effect to any such Investment, the Aggregate Construction Costs Investment Amount, when taken together with the Aggregate Real Estate Loan Investment Amount at such time, the Aggregate Unimproved Land Holdings Investment Amount at such time, the Aggregate Unconsolidated Affiliate Investment Amount at such time and the Aggregate Non-Loan Party Investment Amount at such time, does not exceed 25% of the Total Asset Value at such time;

1.9 Section 7.11. Clauses (b) and (c) of Section 7.11 of the Credit Agreement are hereby amended and restated in their entirety as follows:

(b) Consolidated Secured Leverage Ratio. Permit at any time Consolidated Total Secured Indebtedness to be greater than 50% of the Secured Total Asset Value at such time.

(c) Consolidated Leverage Ratio. Permit at any time the amount of Consolidated Total Indebtedness minus the Unrestricted Cash Amount to be greater than 60% of the Total Asset Value at such time.

1.10 Schedule 2.01. Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A to this Agreement.

1.11 Exhibit D. Exhibit D to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B to this Agreement.

SECTION 2. Escrow/Effectiveness.

2.1 Conditions of Escrow. The parties hereto shall be deemed to have delivered their signature pages to this Agreement to be held in escrow pursuant to the terms of the Escrow Agreement (as defined below) upon satisfaction of the following conditions precedent:

(a) Executed Counterparts. The Administrative Agent and the Escrow Agent shall have received fully executed counterparts of this Agreement executed by each of the Loan Parties, the Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender.

(b) Escrow Agreement. The Administrative Agent and the Escrow Agent shall have received fully executed counterparts of an Escrow Agreement in the form of Exhibit B to this Agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Escrow Agreement”).

(c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement or the Escrow Agreement shall be reasonably satisfactory in all respects to the Administrative Agent and its counsel.

2.2 Conditions of Effectiveness. This Agreement shall not become effective until the date on which all of the following conditions precedent shall have been satisfied or waived in writing (such date being referred to herein as the “Second Amendment Effective Date”):

(a) Representations and Warranties. All representations and warranties contained in Section 3 of this Agreement shall be true.

(b) Fees. The Borrower shall have paid, by wire transfer of immediately available funds, to the Administrative Agent (i) for the account of each Lender, a fee in Dollars in an amount equal to 0.15% of the maximum amount of Commitments of such Lender after giving effect to this Agreement, which fee shall be earned in full on such date and shall be nonrefundable and (ii) all fees otherwise owed to the Administrative Agent and/or its Affiliates.

SECTION 3. Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties made by it in the Credit Agreement, and the other Loan Documents, in each case, after giving effect to the amendments to the Credit Agreement, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification and (iii) the representation and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement). Each of the Loan Parties additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders that:

(a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) no Default or Event of Default has occurred and is continuing;

(e) the execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Loan Party or any of its Subsidiaries; and

(f) nothing contained in this Agreement, including the amendments to the Credit Agreement effected pursuant hereto, (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, in its capacities as counsel to the Administrative Agent and as Escrow Agent.

SECTION 6. Ratification.

(a) The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, the Swing Line Lender, the L/C Issuer or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 8. References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this

Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 13. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[The remainder of this page left blank intentionally]

IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

AMERICAN ASSETS TRUST, L.P.

BY: AMERICAN ASSETS TRUST, INC., its General Partner

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: President & CEO

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

GUARANTORS:

AMERICAN ASSETS TRUST MANAGEMENT LLC
PACIFIC DEL MAR ASSETS LLC
PACIFIC CARMEL MOUNTAIN ASSETS LLC
PACIFIC SOLANA BEACH ASSETS LLC
RANCHO CARMEL PLAZA LLC
PACIFIC OCEANSIDE HOLDINGS LLC
DEL MONTE SAN JOSE HOLDINGS LLC
KEARNY MESA BUSINESS CENTER LLC
DEL MONTE CENTER HOLDINGS LLC
BEACH WALK HOLDINGS LLC
ICW PLAZA MERGER SUB LLC
PACIFIC SOUTH COURT ASSETS LLC
PACIFIC TORREY DAYCARE ASSETS LLC
LANDMARK VENTURE JV, LLC
PACIFIC FIRECREEK HOLDINGS, LLC
IMPERIAL STRAND LLC
MARINER’S POINT, LLC
PACIFIC TORREY RESERVE WEST ASSETS LLC
BROADWAY 101 SORRENTO HOLDINGS, LLC
BROADWAY 225 SORRENTO HOLDINGS, LLC
BROADWAY 101 STONECREST HOLDINGS, LLC
BROADWAY 225 STONECREST HOLDINGS, LLC
EBW HOTEL LLC
WAIKELE VENTURE HOLDINGS LLC
VISTA HACIENDA LLC
PACIFIC SANTA FE ASSETS LLC

By: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

PACIFIC TORREY RESERVE WEST HOLDINGS, L.P.

BY: PACIFIC TORREY RESERVE WEST ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

CARMEL COUNTRY PLAZA, L.P.

BY: PACIFIC DEL MAR ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

PACIFIC CARMEL MOUNTAIN HOLDINGS, L.P.

BY: PACIFIC CARMEL MOUNTAIN ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

PACIFIC SOLANA BEACH HOLDINGS, L.P.

BY: PACIFIC SOLANA BEACH ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

RANCHO CARMEL HOLDINGS, LLC

BY: RANCHO CARMEL PLAZA LLC, ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

ABW LEWERS LLC

BY: BEACH WALK HOLDINGS LLC, ITS MANAGING MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

ICW PLAZA HOLDINGS, LLC

BY: ICW PLAZA MERGER SUB LLC, ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

PACIFIC TORREY DAYCARE HOLDINGS, L.P.

BY: PACIFIC TORREY DAYCARE ASSETS, LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY: AMERICAN ASSETS TRUST, INC., ITS GENERAL PARTNER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

SB TOWNE CENTRE LLC

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

SB CORPORATE CENTRE LLC

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

PACIFIC SANTA FE HOLDINGS, L.P.

BY: PACIFIC SANTA FE ASSETS LLC, ITS GENERAL PARTNER

BY: AMERICAN ASSETS TRUST, L.P., ITS SOLE MEMBER

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

AMERICAN ASSETS TRUST, INC.

BY:	/s/ John W. Chamberlain
Name: John W. Chamberlain
Title: Chief Executive Officer & President

BY:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Executive Vice President & CFO

[Signature Page to Second Amendment to AAT Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Paley Chen
Name: Paley Chen
Title: Assistant Vice President

[Signature Page to Second Amendment to AAT Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ James P. Johnson
Name: James P. Johnson
Title: Senior Vice President

[Signature Page to Second Amendment to AAT Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Dale Northup
Name: Dale Northup
Title: Vice President

[Signature Page to Second Amendment to AAT Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Szuba
Name: Michael P. Szuba
Title: Vice President

[Signature Page to Second Amendment to AAT Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

[Signature Page to Second Amendment to AAT Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sara Petersen
Name: Sara Petersen
Title: Vice President

[Signature Page to Second Amendment to AAT Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Second Amendment to AAT Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Jamiokowsk
Name: Paul Jamiokowsk
Title: Senior Vice President

[Signature Page to Second Amendment to AAT Credit Agreement]

EXHIBIT A TO SECOND AMENDMENT

Schedule 2.01

Form of Compliance Certificate

EXHIBIT B TO SECOND AMENDMENT

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as January 19, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among American Assets Trust, Inc., a Maryland corporation (the “REIT”), American Assets trust, L.P., a Maryland limited partnership (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer of the REIT hereby certifies as of the date hereof that he/she is the [CEO/CFO/Treasurer/Controller] of the REIT, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the REIT, in his/her capacity as a Responsible Officer of the REIT (and not in any individual capacity), and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the REIT ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the REIT ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholder’s equity and cash flows of the Consolidated Group in accordance with GAAP as at such date and for such period, subject only to customary year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Loan Parties during the accounting period covered by such financial statements.

Form of Compliance Certificate

3. A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Loan Parties performed and observed all their Obligations under the Loan Documents, and

[select one:]

[during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower and the REIT contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of             ,         .

AMERICAN ASSETS TRUST, INC.

By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I. Section 7.11(a) – Consolidated Tangible Net Worth.

A.	Consolidated Tangible Net Worth at Statement Date:

	1.	Shareholders’ Equity of the Consolidated Group as of the Statement Date:	$

	2.	Intangible Assets of the Consolidated Group as of the Statement Date:	$

	3.	Accumulated depreciation on the assets of the Consolidated Group as of Statement Date:	$

	4.	Consolidated Tangible Net Worth (Line I.A1. – Line I.A.2. + Line I.A.3.):	$

B.

85% of Net Cash Proceeds received by the REIT after the Closing Date from issuances or sales of its Equity Interests occurring after the Closing Date (other than any such Net Cash Proceeds received in connection with any dividend reinvestment program):

$

C.	Minimum required Consolidated Tangible Net Worth ($690,750,000 + Line I.B.):		$

D.	Excess (deficient) for covenant compliance (Line I.A.4. – I.C.):		$

II. Section 7.11 (b) – Consolidated Secured Leverage Ratio.

A.	Consolidated Total Secured Indebtedness at Statement Date:		$

B.	Secured Total Asset Value at Statement Date:

Total Asset Value:

a.

Portfolio Property Net Operating Income of each Portfolio Property (excluding each Disposed Portfolio Property, each Newly-Acquired Portfolio Property and each Non-Stabilized Portfolio Property) owned by the Consolidated Group for the fiscal quarter ending on above date (“Subject Period”):

$

b.	Applicable Capitalization Rate for each Portfolio Property included in clauses a. above:			%[2]

c.	Acquisition cost paid by Consolidated Group for each Newly-Acquired Portfolio Property		$

[2]	Should specify for each type of Portfolio Property included in Line II.B.a.

Form of Compliance Certificate

d.		Aggregate book value of all Permitted Investments owned by Consolidated Group at Statement Date	$

e.		(Line II.B.a.)[3] * 4 + Line II.B.c. + Line II.B.d.	$

f.		Consolidated Group Pro Rata Share of items referenced in Lines II.B.a. – II.B.d. of Unconsolidated Affiliates	$

g.		Total Asset Value: Line II.B.e. + Line II.B.f.	$

h.		Cash and Cash Equivalents owned by the Consolidated Group on the Statement Date	$

i.		Consolidated Group Pro Rata Share of cash and Cash Equivalents owned by Unconsolidated Affiliates on the Statement Date	$

j.		Secured Total Asset Value: Line II.B.g. + Line II.B.h. + Line II.B.i.	$

Maximum Consolidated Total Secured Indebtedness Permitted			$

50% of Secured Total Asset Value

III. Section 7.11(c) – Consolidated Leverage Ratio

A.		Consolidated Total Indebtedness at Statement Date:	$

B.		Unrestricted Cash Amount at Statement Date:	$

C.		Total Asset Value at Statement Date (Line II.B.g.):	$

		Consolidated Total Indebtedness minus Unrestricted Cash Amount (Line III.A. – Line III.B.)	$

Maximum Consolidated Total Indebtedness Minus Unrestricted Cash Amount Permitted:

		60% of Total Asset Value (Line II.B.g.)	$

IV. Section 7.11 (d) – Consolidated Fixed Charge Coverage Ratio.

A.		Consolidated EBITDA for the fiscal quarter ending on above date (“Subject Period”)[8]:

1.

The net income (or loss) of the Consolidated Group (including the Consolidated Group Pro Rata Share of the net income (or loss) of each Unconsolidated Affiliate), computed in accordance with GAAP for Subject Period:

$

	2.	Any extraordinary or non-recurring gain (or extraordinary or non-recurring loss) realized during Subject

[3]	Amounts in Line II.B.a. should be adjusted by being divided by the Applicable Capitalization Rate for each Portfolio Property included therein (Line II.B.b.)
[8]	Annualized for fiscal quarters ending on or prior to September 30, 2011 as and to the extent required in Credit Agreement

Form of Compliance Certificate

Period by any member of Consolidated Group (including Consolidated Group Pro Rata Share of any extraordinary or non-recurring gain (or extraordinary or non-recurring loss) realized during Subject Period by any Unconsolidated Affiliate):

$

3.

Total cash interest expense (including, for the avoidance of doubt, capitalized interest) of the Consolidated Group for Subject Period (including the Consolidated Group Pro Rata Share of total cash interest expense (including, for the avoidance of doubt, capitalized interest) of each Unconsolidated Affiliated for Subject Period) (plus, to the extent not already included in such total cash interest expense, amortization of deferred financing costs):

$

4.

Provision for federal, state, local and foreign income taxes of the Consolidated Group (including the Consolidated Group Pro Rata Share of the provision for federal, state, local and foreign income taxes of each Unconsolidated Affiliate) for Subject Period:

$

5.	Non-cash charges of the Consolidated Group for Subject Period (excluding any non-cash charge that results in an accrual of a reserve for a cash charge in any future period):	$

6.

Consolidated Group Pro Rata Share of non-cash charges of Unconsolidated Affiliates for Subject Period (excluding any non-cash charge that results in an accrual of a reserve for a cash charge in any future period):

$

7.

Acquisition closing costs of the Consolidated Group that were capitalized prior to FAS 141-R reducing Consolidated Net Income (including the Consolidated Group Pro Rata Share of acquisition closing costs of Unconsolidated Affiliates that were capitalized prior to FAS 141-R reducing Consolidated Net Income):

$

8.

Depreciation and amortization expense of the Consolidated Group (including the Consolidated Group Pro Rata Share of depreciation and amortization expense of each Unconsolidated Affiliate) for Subject Period:

$

Form of Compliance Certificate

9.

One-time costs and expenses relating to the effectiveness of the credit facility evidenced by the Credit Agreement, the Initial Public Offering of the REIT and the transactions relating thereto, to the extent such fees and expenses are incurred on prior to the date that is ninety-days following the Closing Date:

$

10.

Non-cash items of the Consolidated Group for Subject Period increasing Consolidated Net Income (other than the reversal of any accrual of a reserve referred to in the parenthetical in Line IV.A.5. above, except to the extent such reversal results from a cash payment):

$

11.

Consolidated Group Pro Rata Share of non-cash items of Unconsolidated Affiliates for Subject Period increasing Consolidated Net Income (other than the reversal of any accrual of a reserve referred to in the parenthetical in Line IV.A.6. above, except to the extent such reversal results from a cash payment):

$

	12.	EBITDA (Lines IV.A.1. – 2. + 3. + 4. + 5. + 6. + 7. + 8. +9. – 10. – 11.):	$

B.	Consolidated Fixed Charges for Subject Period:[9]

	1.	Consolidated Interest Expense for Subject Period:	$

	2.	Scheduled payments of principal on Consolidated Total Debt for Subject Period (excluding balloon payments payable on maturity):	$

3.

The amount of dividends or distributions paid or required to be paid by any member of the Consolidated Group (other than to another member of the Consolidated Group) during Subject Period in respect of its preferred Equity Interests:

$

4.

The Consolidated Group Pro Rata Share of the amount of dividends or distributions paid or required to be paid by any Unconsolidated Affiliate (to Persons other than (x) a member of the Consolidated Group or (y) an Unconsolidated Affiliate in which the percentage of Equity Interests of such Unconsolidated Affiliate owned by the Consolidated Group is greater than or equal to the percentage of Equity Interests owned by the

[9]	Annualized for fiscal quarters ending on or prior to September 30, 2011 as and to the extent required in Credit Agreement

Form of Compliance Certificate

		Consolidated Group in the Unconsolidated Affiliate paying the dividend or distribution) during Subject Period in respect of its preferred Equity Interests:	$

	5.	Consolidated Fixed Charges (Lines IV.B.1. + 2. + 3. + 4.):	$

C.	Consolidated Fixed Charge Coverage Ratio (Line IV.A.12. ( Line IV.B.5.):			to 1.00

Minimum required: 1.50 to 1.00

V. Consolidated Leverage Ratio (for purposes of determining Pricing Level in Applicable Rate)

A.	Consolidated Total Indebtedness at Statement Date:		$

B.	Unrestricted Cash Amount at Statement Date:		$

C.	Total Asset Value at Statement Date (Line II.B.g.):		$

Consolidated Leverage Ratio (Line V.A. – Line V.B.) ( Line V.C. (expressed as a percentage)					%
		Pricing Level in Applicable Rate definition		[I][II][III][IV]

Form of Compliance Certificate

VI. Permitted Investments

Investments at Statement Date in:

Type of Permitted Investment	Limitation under Section 7.3	Actual Percentage of TAV	Actual Aggregate Amount of such Permitted Investments

Unconsolidated Affiliates [Aggregate Unconsolidated Affiliate Investment Amount]	Not in excess of 20% of the Total Asset Value [7.03(b)(iii)(x)]	% of Total Asset Value	$

Subsidiaries that are not Loan Parties [Aggregate Non-Loan Party Investment Amount]	Not in excess of 20% of the Total Asset Value [7.03(b)(iv)(x)]	% of Total Asset Value	$

Unimproved land holdings [Aggregate Unimproved Land Holdings Investment Amount]	Not in excess of 5% of the Total Asset Value [7.03(c)(i)]	% of Total Asset Value	$

Commercial mortgage loans and commercial real estate-related mezzanine loan [Aggregate Real Estate Loan Investment Amount]	Not in excess of 10% of the Total Asset Value [7.03(d)(i)]	% of Total Asset Value	$

Investments in respect of costs to construct Portfolio Properties under development [Aggregate Construction Costs Investment Amount]	Not in excess of 25% of the Total Asset Value [7.03(e)(i)]	% of Total Asset Value	$

Form of Compliance Certificate

The sum of the Aggregate Construction Costs Investment Amount, the Aggregate Real Estate Loan Investment Amount, the Aggregate Unimproved Land Holdings Investment Amount, the Aggregate Unconsolidated Affiliate Investment Amount and the Aggregate Non-Loan Party Investment Amount	Not in excess of 25% of the Total Asset Value [7.03(b)(iii)(y)] [7.03(b)(iv)(y)] [7.03(c)(ii)] [7.03(d)(ii)] [7.03(e)(ii)]	% of Total Asset Value	$

Form of Compliance Certificate